UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2017

EMPIRE STATE REALTY TRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-36105	37-1645259
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 West 33rd Street 12th Floor New York, New York	10120
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 687-8700

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On August 3, 2017 Empire State Realty Trust, Inc. (the “Company”) filed with the Securities and Exchange Commission:

(a)	a prospectus supplement to its prospectus dated August 3, 2017, which was included in its automatic shelf registration statement on Form S-3 (File No. 333-219658) relating to the possible issuance by the Company of (i) up to 141,844,339 shares of its Class A common stock in exchange for operating partnership units (“OP Units”) of its operating partnership, Empire State Realty OP, L.P. from time to time, if and to the extent that holders of OP Units present such OP Units for redemption, and the Company exercises its right, in its sole and absolute discretion, to issue shares of its Class A common stock in exchange of some or all OP Units presented for redemption, and (ii) up to 1,080,475 shares of the Company’s Class A common stock upon conversion of an equal number of shares of its Class B common stock, from time to time, by holders of such Class B common stock pursuant to the terms of the Company’s articles of incorporation; and

(b)	a prospectus supplement to its prospectus dated August 3, 2017, which was included in its automatic shelf registration statement on Form S-3 (File No. 333-219658), relating to the possible resale from time to time by the stockholder named therein of an aggregate of 29,610,854 shares of the Company’s common stock, par value $0.01 per share which were issued to the stockholder in a previously reported private placement transaction on August 23, 2016. The Company will not receive any proceeds from any sale of shares by the stockholder.

The Company registered the shares covered by the two prospectus supplements to comply with the Company’s obligations under existing registration rights agreements and such registration does not mean any or all of such shares will necessarily be issued or sold.

An opinion of the Company’s counsel, Goodwin Procter LLP, regarding the legality of the shares of common stock covered by the prospectus supplements described above are filed as Exhibit 5.1 and Exhibit 5.2, respectively, and are incorporated herein by reference.

This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

5.1	Opinion of Goodwin Procter LLP regarding the legality of the shares offered

5.2	Opinion of Goodwin Procter LLP regarding the legality of the shares offered

23.1	Consent of Goodwin Procter LLP (included in Exhibit 5.1)

23.2	Consent of Goodwin Procter LLP (included in Exhibit 5.2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPIRE STATE REALTY TRUST, INC. (Registrant)

Date: August 3, 2017	By:	/s/ David A. Karp
Name: David A. Karp
Title: Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

5.1	Opinion of Goodwin Procter LLP regarding the legality of the shares offered

5.2	Opinion of Goodwin Procter LLP regarding the legality of the shares offered

23.1	Consent of Goodwin Procter LLP (included in Exhibit 5.1)

23.2	Consent of Goodwin Procter LLP (included in Exhibit 5.2)

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